Exhibit 99.2

Old National Bancorp Financial Trends Fourth Quarter 2011 January 30, 2012

Please direct inquiries to:

Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290

Notes: -Summations may not equal due to rounding.

Old National Bancorp

Financial Summary

Fourth Quarter 2011

					2010				2011
2008	2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$62.5	$13.7	$38.2	$72.5	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8	$22.2
0.3	3.9	—	—	Preferred Dividend and Amort on Preferred Stock	—	—	—	—	—	—	—	—
62.2	9.8	38.2	72.5	Net Income (Loss) Avail. to Common Shareholders	10.1	10.5	11.9	5.7	16.4	17.0	16.8	22.2

				Diluted EPS
$0.95	$0.14	$0.44	$0.76	Net Income (Loss) Avail. to Common Shareholders	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18	$0.18	$0.23

				Ratios - Net Income
9.49%	1.41%	4.40%	7.24%	Return on Average Common Equity	4.74%	4.91%	5.40%	2.57%	6.78%	6.87%	6.61%	8.64%
0.82%	0.17%	0.50%	0.86%	Return on Average Assets	0.51%	0.55%	0.64%	0.31%	0.82%	0.85%	0.77%	1.01%
69.39%	80.45%	79.25%	73.80%	Efficiency Ratio (3)	76.34%	77.64%	77.66%	85.52%	73.58%	71.92%	77.56%	72.02%
3.82%	3.50%	3.40%	3.87%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%	3.96%	4.20%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
12.7%	14.3%	13.6%	13.5%	Tier 1	14.2%	15.1%	15.4%	13.6%	12.8%	13.4%	12.2%	13.5%
15.1%	16.1%	14.8%	15.0%	Total	16.1%	17.0%	17.3%	14.8%	14.3%	14.9%	13.7%	15.0%
9.5%	9.5%	9.0%	8.3%	Leverage Ratio (to Average Assets)	9.4%	9.8%	10.2%	9.0%	8.4%	8.7%	7.9%	8.3%
8.67%	9.06%	11.46%	11.94%	Total Equity to Assets (Averages)	10.81%	11.17%	11.80%	12.09%	12.06%	12.35%	11.65%	11.74%
5.81%	8.25%	9.68%	8.97%	Tangible Common Equity to Tangible Assets (2)	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%	8.40%	8.97%

				Per Common Share Data:
0.69	0.44	0.28	0.28	Cash Dividends Declared (1)	0.07	0.07	0.07	0.07	0.07	0.07	0.07	0.07
73%	309%	64%	37%	Dividend Payout Ratio (1)	60%	58%	51%	106%	40%	39%	39%	30%
9.56	9.68	10.08	10.92	Common Book Value (EOP)	9.82	10.03	10.27	10.08	10.39	10.64	10.85	10.92
18.16	12.43	11.89	11.65	Market Value (EOP)	11.95	10.36	10.50	11.89	10.72	10.80	9.32	11.65
6.74	7.38	7.85	7.89	Tangible Common Book Value (2)	7.54	7.77	8.03	7.85	7.53	7.79	7.66	7.89

				Other Statistics
2,507	2,812	2,491	2,551	Full Time Equivalent Employees (4)	2,708	2,646	2,585	2,491	2,618	2,543	2,454	2,551

FTE – Fully taxable equivalent basis

EOP – End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.
(2)	See Non-GAAP Reconciliation on Page 8.
(3)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.
(4)	4Q11 excludes 293 full time equivalent contract employees for Integra.

Old National Bancorp

INCOME STATEMENT

($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2011	2010	$	%		2011	2010	$	%
$326.6	$296.8	$29.7	10.0%	Interest Income	$86.2	$71.0	$15.3	21.5%
53.7	78.4	(24.7)	-31.5%	Less: Interest Expense	9.6	17.0	(7.3)	-43.2%

272.9	218.4	54.5	24.9%	Net Interest Income	76.6	54.0	22.6	41.9%
20.5	16.1	4.3	26.9%	Wealth Management Fees	4.9	4.0	0.9	22.8%
51.9	50.0	1.8	3.7%	Service Charges on Deposit Accounts	13.8	12.5	1.3	10.3%
25.2	23.0	2.2	9.7%	ATM Fees	6.5	5.7	0.8	13.6%
3.3	2.2	1.0	45.8%	Mortgage Banking Revenue	0.7	0.5	0.2	48.4%
37.0	36.5	0.5	1.4%	Insurance Premiums and Commissions	9.0	8.7	0.4	4.5%
11.1	9.2	1.9	20.4%	Investment Product Fees	2.6	2.6	(0.0)	-0.6%
5.3	4.1	1.3	31.3%	Company-owned Life Insurance	1.5	1.0	0.5	46.9%
0.4	—	0.4	N/M	Change in Idemnification Asset	(0.1)	—	(0.1)	N/M
20.1	14.4	5.7	39.3%	Other Income	7.3	3.5	3.8	109.5%

174.6	155.5	19.2	12.3%	Total Fees, Service Charges & Other Rev.	46.1	38.4	7.7	20.1%
7.3	13.2	(5.9)	-44.8%	Gains (Losses) Sales of Securities (1)	2.8	3.7	(1.0)	-25.8%
1.0	1.5	(0.5)	-34.7%	Gains (Losses) Derivatives	0.3	0.1	0.2	158.5%

182.9	170.1	12.7	7.5%	Total Noninterest Income	49.1	42.2	6.9	16.4%
455.8	388.6	67.2	17.3%	Total Revenues	125.7	96.2	29.6	30.7%
189.5	170.6	18.9	11.1%	Salaries and Employee Benefits	49.6	45.4	4.2	9.3%
51.1	46.4	4.6	10.0%	Occupancy	13.2	10.6	2.6	24.5%
11.7	10.6	1.1	10.1%	Equipment	3.0	2.6	0.4	15.8%
6.0	5.7	0.3	4.7%	Marketing	1.8	1.4	0.4	24.3%
23.0	21.4	1.6	7.3%	Data Processing	5.4	5.1	0.3	5.8%
10.4	9.8	0.6	6.1%	Communication	2.9	2.3	0.6	25.3%
15.0	8.3	6.7	81.3%	Professional Fees	4.5	2.8	1.7	N/M
4.7	3.9	0.8	20.3%	Loan Expenses	1.4	0.9	0.4	47.1%
3.8	2.9	0.8	28.2%	Supplies	1.6	0.8	0.8	107.7%
7.5	8.4	(0.8)	-10.1%	FDIC Assessment	1.9	2.2	(0.3)	-12.3%
25.9	26.2	(0.4)	-1.4%	Other Expense	8.4	9.1	(0.8)	-8.4%

348.5	314.3	34.2	10.9%	Total Noninterest Expense	93.7	83.3	10.4	12.5%
7.5	30.8	(23.3)	-75.7%	Provision for loan losses	1.0	7.1	(6.1)	N/M

99.8	43.5	56.3	129.4%	Income (loss) before Income Taxes	31.0	5.8	25.2	434.0%

27.3	5.3	22.0	N/M	Total Taxes	8.8	0.1	8.7	N/M

$72.5	$38.2	$34.2	89.6%	Net Income (Loss)	$22.2	$5.7	$16.5	288.0%

				Diluted EPS
$0.76	$0.44	$0.32	73.6%	Net Income (Loss) Avail to Common	$0.23	$0.07	$0.17	254.5%

				Average Common Shares Outstanding (000’s)
94,467	86,785	7,682	8.9%	Basic	94,463	86,804	7,658	8.8%
94,772	86,928	7,844	9.0%	Diluted	94,866	87,005	7,861	9.0%
94,654	87,183	7,471	8.6%	Common Shares Outstanding (EOP) (000’s)	94,654	87,183	7,471	8.6%

(1)	Includes $3.7 million of net gains and $0.9 million of OTTI in 4Q11 and $4.3 million of net gains and $0.6 million of OTTI in 4Q10.

Includes $8.7 million of net gains and $1.4 million of OTTI in YTD 2011 and $17.1 million of net gains and $3.9 million of OTTI in YTD 2010.

OTTI—Other Than Temporary Impairment

EOP—End of period actual balances

N/M = Not meaningful

Old National Bancorp

NET INCOME TRENDS

Fourth Quarter 2011

($ In Millions except EPS information)

					2010				2011
2008	2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$392.5	$340.7	$296.8	$326.6	Interest Income	$77.3	$75.6	$72.9	$71.0	$76.3	$76.9	$87.2	$86.2
149.2	109.3	78.4	53.7	Less: Interest Expense	22.2	20.4	18.8	17.0	15.0	14.6	14.6	9.6

243.3	231.4	218.4	272.9	Net Interest Income	55.1	55.2	54.2	54.0	61.4	62.3	72.6	76.6
17.4	16.0	16.1	20.5	Wealth Management Fees	4.3	4.0	3.8	4.0	5.1	5.3	5.1	4.9
45.2	55.2	50.0	51.9	Service Charges on Deposit Accounts	11.9	13.2	12.4	12.5	11.6	12.5	14.0	13.8
17.2	20.5	23.0	25.2	ATM Fees	5.5	5.9	5.8	5.7	5.9	6.1	6.8	6.5
5.1	6.2	2.2	3.3	Mortgage Banking Revenue	0.5	0.6	0.6	0.5	1.0	0.9	0.7	0.7
39.2	37.9	36.5	37.0	Insurance Premiums and Commissions	10.2	8.9	8.7	8.7	10.6	9.0	8.3	9.0
9.5	8.5	9.2	11.1	Investment Product Fees	2.1	2.2	2.3	2.6	2.6	2.9	3.0	2.6
9.2	2.4	4.1	5.3	Company-owned Life Insurance	0.8	1.2	1.0	1.0	1.2	1.3	1.4	1.5
—	—	—	0.4	Change in Idemnification Asset	—	—	—	—	—	—	0.5	(0.1)
17.9	13.7	14.4	20.1	Other Income	4.0	3.3	3.6	3.5	3.5	4.9	4.5	7.3

160.6	160.3	155.5	174.6	Total Fees, Service Charges & Other Rev.	39.4	39.3	38.4	38.4	41.3	42.9	44.3	46.1
7.6	2.5	13.2	7.3	Gains (Losses) Sales of Securities (1)	3.0	3.2	3.2	3.7	1.2	0.5	2.9	2.8
(1.1)	0.7	1.5	1.0	Gains (Losses) Derivatives	0.6	0.4	0.4	0.1	0.3	0.2	0.1	0.3

167.0	163.5	170.1	182.9	Total Noninterest Income	43.0	43.0	42.0	42.2	42.8	43.6	47.3	49.1
410.3	394.9	388.6	455.8	Total Revenues	98.1	98.1	96.1	96.2	104.2	105.9	119.9	125.7
167.8	181.4	170.6	189.5	Salaries and Employee Benefits	42.4	41.1	41.7	45.4	44.5	43.1	52.3	49.6
39.7	47.1	46.4	51.1	Occupancy	12.2	11.8	11.7	10.6	12.3	12.2	13.3	13.2
9.5	10.4	10.6	11.7	Equipment	2.8	2.6	2.6	2.6	3.0	2.8	2.9	3.0
9.6	9.6	5.7	6.0	Marketing	1.4	1.4	1.5	1.4	1.3	1.6	1.3	1.8
19.0	20.7	21.4	23.0	Data Processing	5.5	5.6	5.1	5.1	6.1	5.8	5.7	5.4
9.3	10.9	9.8	10.4	Communication	2.7	2.5	2.3	2.3	2.3	2.6	2.5	2.9
7.2	9.5	8.3	15.0	Professional Fees	1.7	2.2	1.6	2.8	2.4	2.1	5.9	4.5
6.6	4.3	3.9	4.7	Loan Expenses	0.9	1.1	1.0	0.9	1.1	1.1	1.1	1.4
3.3	4.3	2.9	3.8	Supplies	0.8	0.7	0.7	0.8	0.6	0.9	0.6	1.6
1.5	12.4	8.4	7.5	FDIC Assessment	2.4	1.7	2.1	2.2	2.2	1.8	1.7	1.9
23.9	28.3	26.2	25.9	Other Expense	4.2	7.2	5.7	9.1	4.1	5.7	7.8	8.4

297.2	339.0	314.3	348.5	Total Noninterest Expense	77.1	77.9	76.1	83.3	79.9	79.8	95.2	93.7
51.5	63.3	30.8	7.5	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2	(0.1)	1.0

61.6	(7.4)	43.5	99.8	Income (loss) before Income Taxes	11.8	12.3	13.6	5.8	21.0	22.9	24.8	31.0

(0.9)	(21.1)	5.3	27.3	Total Taxes	1.7	1.7	1.7	0.1	4.5	5.9	8.0	8.8

$62.5	$13.7	$38.2	$72.5	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8	$22.2

$0.95	$0.14	$0.44	$0.76	Net Income (Loss) Avail to Common	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18	$0.18	$0.23
65,660	71,314	86,785	94,467	Average Basic Common Shares (000’s)	86,752	86,786	86,795	86,804	94,433	94,479	94,492	94,463
65,776	71,367	86,928	94,772	Average Diluted Common Shares (000’s)	86,797	86,911	86,931	87,005	94,670	94,701	94,785	94,866

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp

Balance Sheet (EOP)

Fourth Quarter

($ in Millions)

						Change from Prior Year
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011 vs. 12/31/2010		12/31/2009	12/31/2008
Assets
Fed Reserve Bank Account	$26.4	$68.4	$193.3	$273.9	$141.4	$(114.9)	N/M	$317.5	$—
Money Market Investments	4.8	6.2	2.5	11.1	2.8	2.0	71.2%	35.6	30.1
Investments:
Treasury & Gov’t Sponsored Agencies	416.1	424.8	695.3	713.0	680.9	(264.8)	-38.9%	1,142.7	389.3
Mortgage-backed Securities	1,352.2	1,533.2	1,306.0	1,208.0	1,188.3	164.0	13.8%	1,048.4	1,172.6
States & Political Subdivisions	619.2	607.8	585.3	559.3	566.3	52.9	9.3%	534.6	482.2
Other Securities	202.0	218.1	206.6	216.4	194.8	7.1	3.7%	192.7	221.7

Total Investments	2,589.5	2,784.0	2,793.2	2,696.7	2,630.4	(40.9)	-1.6%	2,918.3	2,265.8

Residential Real Estate Loans Held for Sale	4.5	4.7	6.1	3.1	3.8	0.7	18.6%	17.5	17.2
Leases Held for Sale	—	—	—	—	—	—	0.0%	55.3	—
Loans:
Commercial	1,137.0	1,159.2	1,176.7	1,175.0	1,105.3	31.7	2.9%	1,209.3	1,510.4
Commercial Leases	79.6	87.0	92.9	99.3	106.1	(26.5)	-24.9%	77.9	387.6
Commercial & Agriculture Real Estate	1,067.4	1,128.4	1,170.4	1,218.4	942.4	125.0	13.3%	1,062.9	1,154.9
Consumer:
Home Equity	216.2	224.2	255.7	259.5	248.3	(32.1)	-12.9%	274.8	270.0
Other Consumer Loans	645.2	675.2	626.2	658.8	676.6	(31.5)	-4.6%	807.2	941.0

Subtotal of Commercial & Consumer Loans	3,145.4	3,274.1	3,321.9	3,411.0	3,078.7	66.6	2.2%	3,432.1	4,263.8
Residential Real Estate	995.5	866.0	795.4	779.8	664.7	330.8	49.8%	403.4	496.5
Covered Loans	626.4	711.3	—	—	—	626.4	N/M	—	—

Total Loans	4,767.2	4,851.3	4,117.3	4,190.8	3,743.5	1,023.8	27.3%	3,835.5	4,760.4

Total Earning Assets	7,392.5	7,714.7	7,112.4	7,175.6	6,521.8	870.7	13.4%	7,179.7	7,073.4

Allowance for Loan Losses	(58.1)	(65.5)	(70.2)	(72.7)	(72.3)	(14.2)	-19.7%	(69.5)	(67.1)
Nonearning Assets:
Cash and Due from Banks	191.6	194.6	139.8	127.9	107.4	84.3	78.5%	144.2	162.9
Premises & Equipment	71.9	75.3	65.9	66.7	48.8	23.1	47.4%	52.4	44.6
Goodwill & Intangible Assets	286.8	302.3	270.4	271.0	194.1	92.7	47.8%	200.2	186.8
Company-owned Life Insurance	248.7	247.2	245.8	244.5	226.2	22.5	9.9%	224.7	223.1
FDIC Indemnification Asset	147.6	168.1	—	—	—	147.6	N/M	—	—
Covered ORE	30.4	31.9	—	—	—	30.4	N/M	—	—
Other Assets	298.2	264.1	254.6	272.2	238.0	60.3	25.3%	273.8	250.1

Total Nonearning Assets	1,275.2	1,283.5	976.6	982.4	814.4	460.9	56.6%	895.2	867.6

Total Assets	$8,609.7	$8,932.7	$8,018.8	$8,085.3	$7,263.9	$1,345.8	18.5%	$8,005.3	$7,873.9

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,728.5	$1,728.5	$1,504.6	$1,421.4	$1,276.0	$452.5	35.5%	$1,188.3	$888.6
NOW Accounts	1,569.1	1,517.1	1,333.0	1,448.0	1,297.4	271.6	20.9%	1,354.3	1,292.6
Savings Accounts	1,570.4	1,624.8	1,304.2	1,192.0	1,079.4	491.0	45.5%	972.2	874.6
Money Market Accounts	295.8	306.1	315.3	353.9	334.8	(39.0)	-11.6%	381.1	420.8
Other Time under $100,000	1,004.0	1,171.6	1,012.9	1,050.8	988.7	15.3	1.5%	1,284.3	1,224.2
Other Time $100,000 & over	421.9	494.6	484.4	519.9	466.3	(44.4)	-9.5%	653.3	550.0

Total Core Deposits	6,589.8	6,842.8	5,954.4	5,986.1	5,442.7	1,147.1	21.1%	5,833.5	5,250.8
Brokered CD’s	21.7	24.5	60.7	73.8	20.2	1.5	7.4%	69.9	171.5

Total Deposits	6,611.6	6,867.3	6,015.1	6,059.9	5,462.9	1,148.6	21.0%	5,903.5	5,422.3
Short-term Borrowings	424.8	341.0	305.2	374.3	298.2	126.6	42.5%	331.1	649.6
Long-term Borrowings	290.8	443.9	440.5	439.6	421.9	(131.1)	-31.1%	699.1	834.9

Total Borrowed Funds	715.6	784.9	745.7	813.8	720.1	(4.5)	-0.6%	1,030.2	1,484.5
Accrued Expenses & Other Liabilities	248.9	252.9	249.8	227.5	202.0	46.9	23.2%	227.8	236.2

Total Liabilities	7,576.1	7,905.0	7,010.6	7,101.3	6,385.1	1,191.0	18.7%	7,161.5	7,143.0
Preferred Stock & Surplus	—	—	—	—	—	—	—	—	97.4
Common Stock, Surplus & Retained Earnings	1,018.6	1,003.1	991.9	980.5	880.1	138.5	15.7%	864.2	687.0
Other Comprehensive Income	15.0	24.6	16.4	3.5	(1.3)	16.3	N/M	(20.4)	(53.5)

Total Shareholders Equity	1,033.6	1,027.7	1,008.3	984.0	878.8	154.8	17.6%	843.8	730.9

Total Liabilities & Shareholders Equity	$8,609.7	$8,932.7	$8,018.8	$8,085.3	$7,263.9	$1,345.8	18.5%	$8,005.3	$7,873.9

EOP—End of period actual balances                                                          N/M = Not meaningful

Old National Bancorp

Balance Sheet Trends

PERIOD AVERAGES

($ in Millions)

2008	2009	2010	2011		2010				2011
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
$1.6	$0.0	$—	$—	Fed Funds Sold & Resell Agreements	$—	$—	$—	$—	$—	$—	$—	$—
—	41.2	152.3	146.0	Fed Reserve Bank Account	254.0	174.4	97.9	83.0	159.8	244.4	138.2	41.5
20.3	38.5	25.4	6.8	Money Market Investments	30.7	30.6	24.3	16.2	6.7	7.1	3.9	9.6
				Investments:
439.1	916.3	1,057.9	613.2	Treasury & Gov't Sponsored Agencies	1,170.9	1,212.1	1,023.4	825.3	746.4	720.9	563.0	422.4
1,130.7	1,063.3	1,092.6	1,356.4	Mortgage-backed Securities	1,028.5	1,019.7	1,135.0	1,187.3	1,225.2	1,212.8	1,514.8	1,472.9
329.4	506.7	536.3	580.9	States & Political Subdivisions	559.7	530.4	502.7	552.4	561.2	567.8	588.1	606.4
251.4	214.4	198.7	211.9	Other Securities	197.3	200.3	198.3	199.0	214.0	206.9	218.6	207.9

2,150.6	2,700.7	2,885.6	2,762.3	Total Investments	2,956.5	2,962.6	2,859.4	2,764.0	2,746.7	2,708.3	2,884.5	2,709.7

7.2	11.7	4.2	3.5	Residential Real Estate Loans Held for Sale	6.4	3.0	3.7	3.4	3.6	3.4	3.9	3.1
—	84.9	24.2	—	Leases Held for Sale	54.1	42.7	—	—	—	—	—	—
				Loans (includes covered loans):
1,429.6	1,383.6	1,152.0	1,234.3	Commercial	1,172.6	1,137.0	1,160.6	1,137.7	1,187.3	1,180.7	1,277.0	1,292.1
349.9	216.1	95.3	92.5	Commercial Leases	73.9	78.0	117.8	111.5	102.0	95.0	90.1	82.9
1,205.1	1,117.3	1,007.6	1,308.4	Commercial & Agriculture Real Estate	1,050.2	1,021.6	992.0	966.8	1,219.6	1,189.1	1,384.4	1,440.5
				Consumer:
254.9	273.1	264.7	301.5	Home Equity	273.8	267.7	262.6	254.7	266.3	257.6	328.0	354.2
935.7	882.3	742.7	659.5	Other Consumer Loans	791.0	757.4	726.7	695.8	674.4	642.0	662.4	659.4

4,175.1	3,872.5	3,262.3	3,596.2	Subtotal of Commercial & Consumer Loans	3,361.5	3,261.8	3,259.7	3,166.4	3,449.6	3,364.3	3,741.9	3,829.1
520.9	457.8	460.5	844.2	Residential Real Estate	403.3	418.0	455.2	565.6	752.5	789.4	854.2	980.9

4,696.0	4,330.2	3,722.9	4,440.5	Total Loans	3,764.7	3,679.8	3,714.9	3,732.1	4,202.0	4,153.6	4,596.1	4,810.0

6,875.7	7,207.2	6,814.6	7,359.1	Total Earning Assets	7,066.5	6,893.0	6,700.2	6,598.7	7,118.9	7,116.9	7,626.7	7,573.9

(62.0)	(70.1)	(73.9)	(70.8)	Allowance for Loan Losses	(71.6)	(73.7)	(74.8)	(75.3)	(73.3)	(73.8)	(71.7)	(64.2)
804.1	852.7	845.7	1,096.3	Nonearning Assets	855.0	851.9	840.6	835.4	992.8	978.2	1,164.9	1,249.5

$7,617.8	$7,989.8	$7,586.4	$8,384.7	Total Assets	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3	$8,719.8	$8,759.2

				Liabilities & Equity
$835.0	$1,018.4	$1,182.7	$1,555.9	Noninterest-bearing Demand Deposits	$1,146.5	$1,151.5	$1,182.7	$1,249.9	$1,395.7	$1,452.6	$1,636.5	$1,739.0
1,249.5	1,250.7	1,221.4	1,472.7	NOW Accounts	1,262.4	1,220.4	1,193.7	1,208.8	1,451.5	1,433.4	1,464.4	1,541.6
886.4	937.6	1,043.3	1,384.3	Savings Accounts	1,011.7	1,051.4	1,039.8	1,070.3	1,159.7	1,252.4	1,513.4	1,611.8
487.5	436.5	361.2	328.6	Money Market Accounts	379.7	372.1	352.7	340.1	352.4	336.6	314.7	310.5
1,696.4	1,956.9	1,709.2	1,596.8	Other Time	1,882.3	1,757.1	1,661.4	1,536.0	1,616.4	1,530.7	1,711.0	1,529.0

5,154.7	5,600.2	5,517.7	6,338.3	Total Core Deposits	5,682.7	5,552.5	5,430.4	5,405.1	5,975.6	6,005.7	6,640.0	6,731.9

170.7	97.8	44.4	51.0	Brokered CD’s	69.9	64.8	22.5	20.3	79.7	65.1	35.8	23.2

5,325.4	5,698.0	5,562.0	6,389.2	Total Deposits	5,752.6	5,617.3	5,452.8	5,425.3	6,055.3	6,070.8	6,675.7	6,755.0

616.9	527.1	328.5	363.6	Short-term Borrowings	330.1	334.7	320.0	329.4	370.8	325.5	340.6	417.6
810.1	812.1	615.0	414.9	Long-term Borrowings	699.1	650.9	593.4	516.6	441.5	439.4	461.0	317.6

1,427.0	1,339.2	943.5	778.5	Total Borrowed Funds	1,029.2	985.6	913.4	846.0	812.4	764.9	801.7	735.1
205.2	228.6	211.7	215.7	Accrued Expenses & Other Liabilities	219.2	211.1	218.7	197.6	201.2	194.9	226.4	240.4

6,957.7	7,265.9	6,717.2	7,383.5	Total Liabilities	7,001.0	6,814.0	6,584.9	6,468.9	7,068.9	7,030.7	7,703.8	7,730.6

5.2	24.1	—	—	Preferred Stock & Surplus	—	—	—	(0.0)	—	—	—	—
688.7	735.0	869.6	990.3	Common Stock, Surplus & Retained Earnings	863.2	865.9	873.8	875.6	970.8	983.6	998.5	1,008.5
(33.7)	(35.3)	(0.4)	10.9	Other Comprehensive Income	(14.2)	(8.7)	7.2	14.2	(1.3)	7.1	17.6	20.1

660.2	723.9	869.2	1,001.2	Total Shareholders Equity	848.9	857.2	881.0	889.8	969.5	990.7	1,016.1	1,028.6

$7,617.8	$7,989.8	$7,586.4	$8,384.7	Total Liabilities & Shareholders Equity	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3	$8,719.8	$8,759.2

Old National Bancorp

Interest Rate Trends (FTE basis)

PERIOD AVERAGES

2008	2009	2010	2011		2010				2011
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
3.40%	0.17%	0.24%	0.33%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.26%	0.22%	0.23%	0.24%	0.24%	0.25%	0.24%	0.16%
				Investments:
4.90%	4.01%	3.21%	2.35%	Treasury & Gov’t Sponsored Agencies	3.46%	3.26%	3.11%	2.93%	2.45%	2.29%	2.27%	2.39%
5.01%	4.93%	3.96%	2.80%	Mortgage-backed Securities	4.39%	4.22%	3.82%	3.48%	3.24%	3.07%	2.59%	2.42%
6.91%	6.72%	6.19%	5.88%	States & Political Subdivisions	6.34%	6.26%	6.08%	6.06%	6.14%	5.91%	5.73%	5.74%
5.54%	4.93%	4.68%	4.23%	Other Securities	4.71%	4.79%	4.49%	4.75%	4.36%	4.42%	4.39%	4.01%

5.38%	4.96%	3.93%	3.30%	Total Investments	4.44%	4.25%	4.02%	3.93%	3.72%	3.56%	3.30%	3.28%

				Loans:
5.65%	4.00%	4.21%	4.70%	Commercial	4.06%	4.23%	4.16%	4.14%	4.27%	4.40%	4.73%	5.07%
6.82%	6.72%	6.45%	6.46%	Commercial Leases (1)	6.73%	6.02%	6.51%	6.52%	6.57%	6.48%	6.21%	6.59%
6.22%	4.62%	4.47%	6.03%	Commercial & Agriculture Real Estate	4.48%	4.47%	4.36%	4.31%	5.12%	5.88%	6.67%	6.12%
				Consumer:
5.51%	3.57%	3.68%	3.81%	Home Equity	3.63%	3.67%	3.70%	3.71%	3.79%	3.80%	3.81%	3.82%
7.66%	7.27%	7.15%	7.10%	Other Consumer Loans	7.32%	7.19%	7.10%	6.99%	7.19%	6.88%	7.29%	6.75%

6.35%	5.08%	4.76%	5.43%	Subtotal of Commercial & Consumer Loans	5.05%	5.04%	4.96%	4.90%	5.22%	5.46%	5.91%	5.72%
5.87%	5.63%	5.64%	4.87%	Residential Real Estate Loans (1)	5.60%	5.76%	5.76%	5.49%	4.96%	4.90%	4.87%	4.77%

6.30%	5.14%	5.07%	5.46%	Total Loans (1)	5.07%	5.08%	5.02%	4.95%	5.13%	5.31%	5.67%	5.49%

5.99%	5.02%	4.55%	4.60%	Total Earning Assets	4.60%	4.55%	4.49%	4.45%	4.47%	4.47%	4.67%	4.65%

				Interest-bearing Liabilities:
0.51%	0.04%	0.03%	0.04%	NOW Accounts	0.04%	0.03%	0.03%	0.03%	0.06%	0.04%	0.03%	0.03%
1.46%	0.38%	0.30%	0.29%	Savings Accounts	0.31%	0.30%	0.30%	0.29%	0.30%	0.28%	0.29%	0.27%
1.12%	0.10%	0.10%	0.10%	Money Market Accounts	0.10%	0.10%	0.10%	0.10%	0.11%	0.11%	0.10%	0.10%
3.74%	3.01%	2.50%	1.87%	Other Time	2.62%	2.49%	2.43%	2.43%	2.13%	2.13%	1.85%	1.45%

2.04%	1.39%	1.07%	0.73%	Total Interest-bearing Deposits	1.18%	1.08%	1.04%	0.99%	0.86%	0.82%	0.74%	0.55%
4.25%	4.26%	4.51%	1.59%	Brokered CD’s	4.44%	4.47%	4.78%	4.80%	1.75%	2.01%	0.98%	0.85%

2.13%	1.45%	1.11%	0.74%	Total Interest-bearing Deposits & CD’s	1.23%	1.13%	1.06%	1.01%	0.87%	0.83%	0.74%	0.55%

1.77%	0.27%	0.20%	0.15%	Short-term Borrowings	0.31%	0.18%	0.16%	0.16%	0.16%	0.14%	0.15%	0.15%
5.29%	4.96%	4.74%	4.16%	Long-term Borrowings	4.60%	4.70%	4.79%	4.76%	4.35%	4.39%	4.33%	3.19%

3.77%	3.11%	3.16%	2.29%	Total Borrowed Funds	3.27%	3.19%	3.19%	2.98%	2.47%	2.60%	2.56%	1.47%

2.52%	1.82%	1.47%	0.96%	Total Interest-bearing Liabilities	1.60%	1.50%	1.44%	1.34%	1.11%	1.08%	0.99%	0.66%

3.47%	3.20%	3.08%	3.64%	Net Interest Rate Spread	3.00%	3.05%	3.05%	3.12%	3.36%	3.39%	3.68%	4.00%

3.82%	3.50%	3.40%	3.87%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%	3.96%	4.20%

$19.3	$20.8	$13.5	$11.8	FTE Adjustment ($ in millions)	$3.7	$3.5	$3.2	$3.1	$3.0	$2.9	$2.9	$3.0

FTE—Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp

Asset Quality (EOP) Excludes Covered Assets (4)

($ in Millions)

2008	2009	2010	2011		2010				2011
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$56.5	$67.1	$69.5	$72.3	Beginning Allowance for Loan Losses	$69.5	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2	$65.2
51.5	63.3	30.8	6.5	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2	(0.1)	0.1
(51.2)	(78.0)	(41.3)	(34.1)	Gross Charge-offs	(10.9)	(11.8)	(8.2)	(10.4)	(6.3)	(8.9)	(7.5)	(11.4)
—	(0.6)	—	—	Write-downs from Loans Sold	—	—	—	—	—	—	—	—
10.4	17.8	13.3	12.4	Gross Recoveries	4.2	3.6	2.1	3.5	3.4	3.1	2.6	3.2

(40.8)	(60.8)	(28.0)	(21.7)	Net Charge-offs	(6.7)	(8.2)	(6.1)	(6.9)	(2.9)	(5.8)	(4.9)	(8.2)

$67.1	$69.5	$72.3	$57.1	Ending Allowance for Loan Losses	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2	$65.2	$57.1

0.87%	1.40%	0.75%	0.53%	Net Charge-offs / Average Loans (1)	0.72%	0.90%	0.66%	0.74%	0.27%	0.56%	0.50%	0.79%
$4,696.0	$4,330.2	$3,722.9	$4,102.0	Average Loans Outstanding (1)	$3,764.7	$3,679.8	$3,714.9	$3,732.1	$4,202.0	$4,153.6	$3,876.8	$4,141.2
$4,760.4	$3,835.5	$3,743.5	$4,140.8	EOP Loans Outstanding (1)	$3,714.9	$3,731.1	$3,703.1	$3,743.5	$4,190.8	$4,117.3	$4,140.1	$4,140.8
1.41%	1.81%	1.93%	1.38%	Allowance for Loan Loss / EOP Loans (1)	1.94%	1.93%	1.95%	1.93%	1.74%	1.70%	1.58%	1.38%
				Underperforming Assets:
$2.9	$3.5	$0.6	$1.1	Loans 90 Days & over (still accruing)	$1.3	$0.5	$1.4	$0.6	$0.7	$0.4	$1.2	$1.1
				Non-performing Loans:
64.0	67.0	70.9	115.3	Nonaccrual Loans (2)	68.1	68.9	69.8	70.9	121.4	118.4	124.8	115.3
—	—	—	1.3	Renegotiated Loans	—	—	—	—	—	—	—	1.3

64.0	67.0	70.9	116.7	Total Non-performing Loans	68.1	68.9	69.8	70.9	121.4	118.4	124.8	116.7

2.9	8.1	5.6	7.1	Foreclosed properties	9.6	7.0	5.9	5.6	14.1	9.9	9.4	7.1

$69.9	$78.7	$77.1	$124.9	Total Underperforming Assets	$79.1	$76.3	$77.1	$77.1	$136.3	$128.8	$135.3	$124.9

$180.1	$157.1	$174.3	$204.1	Classified Loans - “Problem Loans”	$160.5	$157.7	$170.9	$174.3	$223.4	$229.3	$226.4	$204.1
34.5	161.2	105.6	106.9	Other Classified Assets	158.5	152.3	148.0	105.6	92.5	117.3	113.2	$106.9
124.9	103.5	84.0	80.1	Criticized Loans - “Special Mention Loans”	104.9	100.7	75.0	84.0	115.8	105.6	98.5	80.1

$339.5	$421.7	$363.9	$391.1	Total Classified & Criticized Assets	$423.8	$410.7	$393.9	$363.9	$431.7	$452.2	$438.1	$391.1

1.35%	1.75%	1.90%	2.82%	Non-performing loans / EOP Loans (1)	1.83%	1.85%	1.89%	1.90%	2.90%	2.88%	3.01%	2.82%
105%	104%	102%	49%	Allowance to Non-performing Loans (3)	106%	104%	103%	102%	60%	59%	52%	49%
1.47%	2.05%	2.06%	3.02%	Under-performing Assets / EOP Loans (1)	2.13%	2.05%	2.08%	2.06%	3.25%	3.13%	3.27%	3.02%
$7,873.9	$8,005.3	$7,263.9	$8,609.7	EOP Total Assets (includes covered assets)	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7	$8,609.7
0.89%	0.98%	1.06%	1.45%	Under-performing Assets / EOP Assets	1.01%	0.99%	1.03%	1.06%	1.69%	1.61%	1.52%	1.45%

EOP—End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $11.7 million in 4Q11 of renegotiated loans.
(3)	Because the acquired loans from both Monroe and Integra were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At December 31, 2011, approximately $626.4 million of loans and $30.4 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

Asset Quality (EOP) Including Covered Assets (4)

($ in Millions)

2008	2009	2010	2011		2010				2011
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$56.5	$67.1	$69.5	$72.3	Beginning Allowance for Loan Losses	$69.5	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2	$65.5
51.5	63.3	30.8	7.5	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2	(0.1)	1.0
(51.2)	(78.0)	(41.3)	(34.9)	Gross Charge-offs	(10.9)	(11.8)	(8.2)	(10.4)	(6.3)	(8.9)	(7.4)	(12.3)
—	(0.6)	—	—	Write-downs from Loans Sold	—	—	—	—	—	—	—	—
10.4	17.8	13.3	13.2	Gross Recoveries	4.2	3.6	2.1	3.5	3.4	3.1	2.9	3.8

(40.8)	(60.8)	(28.0)	(21.7)	Net Charge-offs	(6.7)	(8.2)	(6.1)	(6.9)	(2.9)	(5.8)	(4.6)	(8.5)

$67.1	$69.5	$72.3	$58.1	Ending Allowance for Loan Losses	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2	$65.5	$58.1

0.87%	1.40%	0.75%	0.49%	Net Charge-offs / Average Loans (1)	0.72%	0.90%	0.66%	0.74%	0.27%	0.56%	0.40%	0.71%
$4,696.0	$4,330.2	$3,722.9	$4,440.5	Average Loans Outstanding (1)	$3,764.7	$3,679.8	$3,714.9	$3,732.1	$4,202.0	$4,153.6	$4,596.1	$4,810.0
$4,760.4	$3,835.5	$3,743.5	$4,767.2	EOP Loans Outstanding (1)	$3,714.9	$3,731.1	$3,703.1	$3,743.5	$4,190.8	$4,117.3	$4,851.3	$4,767.2
1.41%	1.81%	1.93%	1.22%	Allowance for Loan Loss / EOP Loans (1)	1.94%	1.93%	1.95%	1.93%	1.74%	1.70%	1.35%	1.22%
				Underperforming Assets:
$2.9	$3.5	$0.6	$3.4	Loans 90 Days & over (still accruing)	$1.3	$0.5	$1.4	$0.6	$0.7	$0.4	$1.9	$3.4
				Non-performing Loans:
64.0	67.0	70.9	298.2	Nonaccrual Loans (2)	68.1	68.9	69.8	70.9	121.4	118.4	323.8	298.2
—	—	—	1.3	Renegotiated Loans	—	—	—	—	—	—	—	1.3

64.0	67.0	70.9	299.5	Total Non-performing Loans	68.1	68.9	69.8	70.9	121.4	118.4	323.8	299.5

2.9	8.1	5.6	37.6	Foreclosed properties	9.6	7.0	5.9	5.6	14.1	9.9	41.3	37.6

$69.9	$78.7	$77.1	$340.5	Total Underperforming Assets	$79.1	$76.3	$77.1	$77.1	$136.3	$128.8	$367.0	$340.5

$180.1	$157.1	$174.3	$404.3	Classified Loans - “Problem Loans”	$160.5	$157.7	$170.9	$174.3	$223.4	$229.3	$442.6	$404.3
34.5	161.2	105.6	106.9	Other Classified Assets	158.5	152.3	148.0	105.6	92.5	117.3	113.2	$106.9
124.9	103.5	84.0	103.2	Criticized Loans - “Special Mention Loans”	104.9	100.7	75.0	84.0	115.8	105.6	125.4	103.2

$339.5	$421.7	$363.9	$614.4	Total Classified & Criticized Assets	$423.8	$410.7	$393.9	$363.9	$431.7	$452.2	$681.2	$614.4

1.35%	1.75%	1.90%	6.28%	Non-performing loans / EOP Loans (1)	1.83%	1.85%	1.89%	1.90%	2.90%	2.88%	6.67%	6.28%
105%	104%	102%	19%	Allowance to Non-performing Loans (3)	106%	104%	103%	102%	60%	59%	20%	19%
1.47%	2.05%	2.06%	7.14%	Under-performing Assets / EOP Loans (1)	2.13%	2.05%	2.08%	2.06%	3.25%	3.13%	7.56%	7.14%
$7,873.9	$8,005.3	$7,263.9	$8,609.7	EOP Total Assets (includes covered assets)	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7	$8,609.7
0.89%	0.98%	1.06%	3.96%	Under-performing Assets / EOP Assets	1.01%	0.99%	1.03%	1.06%	1.69%	1.61%	4.11%	3.96%

EOP—End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $11.7 million in 4Q11 of renegotiated loans.
(3)	Because the acquired loans from both Monroe and Integra were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At December 31, 2011, approximately $626.4 million of loans and $30.4 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

NON-GAAP MEASURES

Fourth Quarter 2011

($ In Millions except EPS information)

					2010				2011
2008	2009	2010	2011		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Actual EOP Balances
$730.9	$843.8	$878.8	$1,033.6	GAAP Shareholders' Equity	$855.5	$874.7	$895.7	$878.8	$984.0	$1,008.3	$1,027.7	$1,033.6

				Deduct:
159.2	167.9	167.9	253.2	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3	266.0	253.2
27.6	32.3	26.2	33.6	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1	36.3	33.6

186.8	200.2	194.1	286.8		198.6	197.1	195.6	194.1	271.0	270.4	302.3	286.8

$544.0	$643.6	$684.7	$746.8	Tangible Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8	$725.4	$746.8

				Deduct:
97.4	—	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—	—	—

$446.7	$643.6	$684.7	$746.8	Tangible Common Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8	$725.4	$746.8

				Actual EOP Balances
$7,873.9	$8,005.3	$7,263.9	$8,609.7	GAAP Assets	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8	$8,932.7	$8,609.7
				Add:
1.0	0.2	0.5	0.6	Trust Overdrafts	0.3	0.1	0.1	0.5	0.1	0.4	0.4	0.6
				Deduct:
159.2	167.9	167.9	253.2	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3	266.0	253.2
27.6	32.3	26.2	33.6	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1	36.3	33.6

186.8	200.2	194.1	286.8		198.6	197.1	195.6	194.1	271.0	270.4	302.3	286.8

$7,688.0	$7,805.4	$7,070.3	$8,323.5	Tangible Assets	$7,620.0	$7,504.1	$7,310.6	$7,070.3	$7,814.4	$7,748.8	$8,630.8	$8,323.5

5,555.2	5,173.1	4,720.9	5,163.5	Risk Weighted Assets	5,038.2	4,847.4	4,803.2	4,720.9	5,062.8	4,978.4	5,406.5	5,163.5
				Actual EOP Balances
$62.5	$13.7	$38.2	$72.5	GAAP Net Income	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0	$16.8	$22.2
				Add:
3.6	4.9	4.6	7.0	Intangible Amortization (net of tax)	1.2	1.1	1.1	1.1	1.6	1.5	1.7	2.2

$66.1	$18.6	$42.8	$79.4	Tangible Net Income	$11.3	$11.7	$13.0	$6.9	$18.0	$18.5	$18.5	$24.4

				Tangible Ratios
14.79%	2.89%	6.26%	10.64%	Return on Tangible Common Equity	6.87%	6.88%	7.44%	4.01%	10.10%	10.05%	10.20%	13.08%
0.86%	0.24%	0.61%	0.95%	Return on Tangible Assets	0.59%	0.62%	0.71%	0.39%	0.92%	0.96%	0.86%	1.17%
5.81%	8.25%	9.68%	8.97%	Tangible Common Equity to Tangible Assets	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%	8.40%	8.97%
8.04%	12.44%	14.50%	14.46%	Tangible Common Equity to Risk Wgt Assets	13.04%	13.98%	14.58%	14.50%	14.08%	14.82%	13.42%	14.46%
6.74	7.38	7.85	7.89	Tangible Common Book Value (1)	7.54	7.77	8.03	7.85	7.53	7.79	7.66	7.89

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders' Equity Divided By Common Shares Issued and Outstanding at Period-End.